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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2007

CryoPort, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51578	88-0313393
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

451 Atlas Street Brea, California		92821
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (714) 256-6100

 Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐ Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2007, the Company mistakenly filed attachments to item 1.01 which were incomplete or incorrect. The corrected exhibits are attached hereto.

10.2.1 Corrected Letter of Intent dated January 3, 2007, by Cryoport, Inc. and Commodity Sourcing Group

10.3.1 Corrected Business Alliance Agreement dated April 27, 2007 by Cryoport, Inc. and American Biologistics Company LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CryoPort, Inc.
(Registrant)

Date: May 2, 2007	By:	/s/ Peter Berry
Peter Berry,
Chief Executive Officer, President